UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2018

HOPE BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50245	95-4849715
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

3200 Wilshire Blvd, Suite 1400, Los Angeles, CA	90010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 639-1700.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of Hope Bancorp, Inc. (the “Company”) was held on May 24, 2018. At the meeting, the stockholders voted on the following proposals:

1.	election of directors;

2.	nonbinding advisory vote to approve the compensation paid to the Company’s “Named Executive Officers” as described in the Company’s Proxy Statement, dated April 30, 2018;

3.	ratification of the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018; and

4.	nonbinding advisory vote on the frequency of future votes on executive compensation.

A total of 128,014,714 shares of the Company’s common stock were represented and voted at the meeting, constituting 94.46% of the issued and outstanding shares of common stock entitled to vote at the meeting.
The final results of the stockholder votes were as follows:

1. Election of directors of the Company:

	Votes Cast For	Votes Withheld	Broker Non-Votes
Donald D. Byun	110,596,862	4,157,909	13,259,943
Steven J. Didion	114,658,201	96,570	13,259,943
Jinho Doo	112,927,594	1,827,177	13,259,943
Daisy Y. Ha	114,323,492	431,279	13,259,943
Jin Chul Jhung	113,185,326	1,569,445	13,259,943
Kevin S. Kim	114,594,852	159,919	13,259,943
Steven S. Koh	114,587,704	167,067	13,259,943
Chung Hyun Lee	113,259,118	1,495,653	13,259,943
William J. Lewis	114,474,269	280,502	13,259,943
David P. Malone	113,147,001	1,607,770	13,259,943
John R. Taylor	114,658,415	96,356	13,259,943
Scott Yoon-Suk Whang	112,706,878	2,047,893	13,259,943
Dale S. Zuehls	112,935,135	1,819,636	13,259,943

Each of the nominees noted above was re-elected to serve as members of the board of directors of the Company until the Company’s next annual meeting of stockholders and until their successors are duly elected and qualified.

2. Nonbinding advisory vote to approve the compensation paid to the Company’s “Named Executive Officers” as described in the Company’s Proxy Statement dated April 30, 2018.

Total Shares
For:	111,968,749
Against:	2,358,236
Abstain:	427,786
Broker Non-Votes:	13,259,943

This proposal was approved by the stockholders with the number of shares voting “for” constituting approximately 97.57% of the total number of shares represented and voting at the meeting.

3. Ratification of the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018.

Total Shares
For:	127,398,411
Against:	594,255
Abstain:	22,048
Broker Non-Votes:	—

This proposal was approved by the stockholders with the number of shares voting “for” constituting approximately 99.52% of the total number of shares represented and voting at the meeting.

4. Nonbinding advisory vote on the frequency of future votes on executive compensation.

Total Shares
1 Year:	104,313,636
2 Years:	220,629
3 Years:	9,774,621
Abstain:	445,885
Broker Non-Votes:	13,259,943

The number of shares voting “for” an annual frequency constituted 90.90% of the total number of shares represented and voting at the meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hope Bancorp, Inc.

Date: May 29, 2018	/s/ Kevin S. Kim
Name: Kevin S. Kim
Title: President and Chief Executive Officer